UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

 Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

WELLS-GARDNER ELECTRONICS CORPORATION

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9500 West 55th Street, Suite A

McCook, Illinois 60525-3605

September 30, 2014

To Our Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders of Wells-Gardner Electronics Corporation which will be held at the corporate offices of the Company, 9500 West 55th Street, Suite A, McCook, Illinois on Friday, October 24, 2014 at 10:00 A.M. Central Daylight Savings Time. All holders of common shares of the Company as of the close of business on September 26, 2014, are entitled to vote at the Special Meeting.

Time will be set aside for discussion of each item of business described in the accompanying Notice of Special Meeting and Proxy Statement. The primary purpose of the meeting is to change the corporate name to reflect the Company’s remaining operations. After the meeting, members of senior management will remain to answer any additional questions you may have.

We hope you will be able to attend the Special Meeting. Whether or not you expect to attend, you are URGED to complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Special Meeting.

Sincerely,

Anthony Spier
Chairman of the Board, President
and Chief Executive Officer

WELLS-GARDNER ELECTRONICS CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS – September 30, 2014

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Wells-Gardner Electronics Corporation will be held on Friday, October 24, 2014, at 10:00 A.M., Central Daylight Savings Time, at the corporate offices of the Company, 9500 West 55th Street, Suite A, McCook, Illinois, for the following purposes:

1.	To amend the Company’s Certificate of Incorporation to change the name of the Company to AG&E Holdings Inc;
2.	To act upon any other business properly brought before the meeting.

The close of business on September 26, 2014, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FRIDAY, OCTOBER 24, 2014:

The proxy statement and the Company’s 2013 Special Report to Shareholders are also available at:

www.wellsgardner.com, click on Investor Information link on home page, click on Special Report, Proxy Statement & Proxy Card link on Investor Relations page or go directly to http://proxy.wellsgardner.com.

By Order of the Board of Directors,

James F Brace
Corporate Secretary

WELLS-GARDNER ELECTRONICS CORPORATION

PROXY STATEMENT FOR

SPECIAL MEETING OF SHAREHOLDERS

FRIDAY, OCTOBER 24, 2014

This Proxy Statement is being sent by the Company on or about September 30, 2014, to all holders of common shares, $1.00 par value (“Common Stock”), the only class of stock outstanding, of Wells-Gardner Electronics Corporation, 9500 West 55th Street, Suite A, McCook, Illinois (the “Company”), entitled to vote at the Special Meeting of Shareholders on Friday, October 24, 2014 and any adjournment or postponement thereof (the “Meeting”), in order to furnish information relating to the business to be transacted. The foregoing address is the address for the principal executive officers of the Company.

VOTING PROCEDURES

Only shareholders of record at the close of business on September 26, 2014 are entitled to vote at the Meeting. As of that date, there were approximately 11,724,446 shares of Common Stock outstanding. Shareholders are entitled to one vote per share owned on the record date.

A proxy card is enclosed for your use. YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

Under rules promulgated by the Securities and Exchange Commission, the Company is making its proxy materials available over the Internet for shareholders. The proxy statement and the Company’s 2013 Special Report to Shareholders are also available at:

www.wellsgardner.com, click on Investor Information link on home page, click on Special Report, Proxy Statement & Proxy Card link on Investor Relations page,

Or go directly to: http://proxy.wellsgardner.com.

You may revoke your proxy at any time before it is actually voted at the Meeting by delivering written notice of revocation to the Secretary of the Company, by submitting a subsequently dated proxy, or by attending the Meeting and withdrawing the proxy. You may also be represented by another person present at the Meeting by executing a proxy designating such person to act on your behalf. Each unrevoked proxy card properly executed and received prior to the close of the Meeting will be voted as indicated.

Unless otherwise indicated on the proxy card, votes represented by all properly executed proxies will be voted in favor of the name change.

Assuming the presence of a quorum, pursuant to Illinois law, the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of common stock of the Company and entitled to vote is required for the approval of an amendment to the Company’s Article of Incorporation and the name change and a majority of the shares appearing at the meeting for any other matters which may be submitted for consideration. Abstentions are included in the determination of the number of shares present for purposes of determining if a quorum is present. Shares represented by proxies which are marked “abstain” or to deny discretionary authority on any matter will be treated as shares present and entitled to vote, which will have the same effect as a vote against any such matters.

If your shares are held by a broker, the broker will ask you how you would like your shares to be voted. If you give your broker instructions, your shares will be voted as you direct. For the approval of the name change, the broker may vote your shares in its discretion.

If you sign your proxy card without providing specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail, through its regular employees and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company also may use the services of its Officers, Directors, and others to solicit proxies, personally or by telephone, without additional compensation.

PROPOSAL 1

AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO AG&E HOLDINGS INC.

The Board unanimously adopted a resolution to submit to a vote of shareholders a special resolution to change the name of the Company from “Wells-Gardner Electronics Corporation” to “AG&E Holdings Inc.” If shareholders approve this proposal, the change in the Company’s name will become effective promptly after the Annual Meeting upon the filing by the Company of an amendment, in the form of the amendment attached hereto as Appendix A, to its certificate of incorporation with the Secretary of State of the State of Illinois reflecting the new name of the Company.

Purpose and Rationale for the Proposed Change of Name

The Company's new name is designed to better represent the Company's current position in the market place of the Company’s remaining business. The sale of the LCD (liquid crystal display) monitor business on September 12, 2014 to HT Precision Technologies U.S., Inc., required the Company to change its name by November 12, 2014 and the Board of Directors deemed the proposed name is in line with the remaining businesses of the Company.

The Company continues to own American Gaming & Electronics, Inc. (“American Gaming”), a leading parts distributor and service center to the casino gaming markets. American Gaming has offices in Las Vegas, Nevada; Hammonton, New Jersey; Hialeah, Florida: and McCook, Illinois. American Gaming distributes Spielo Video Gaming Terminals in Illinois as well as LCD replacement kits and parts to casinos throughout the Americas. American Gaming is a key supplier to the gaming industry.

Effect of the Proposed Amendment

If approved by shareholders, the change in our name will not affect the validity or transferability of any existing share certificates that bear the name “Wells-Gardner Electronics Corporation.”.”

If the proposed name change is approved, shareholders with certificated shares should continue to hold their existing share certificates. The rights of shareholders holding certificated shares under existing share certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new share certificates that are issued after the name change becomes effective will bear the name “AG&E Holdings Inc.”

Our Common Stock currently trades on the NYSE MKT under the symbol “WGA.” If the proposed name change is approved, our shares will continue to trade under this symbol. However, a new CUSIP number will be assigned to the Common Stock shortly following the name change.

The name change will result in an immaterial cost to the Company.

If the proposal to change our name is not approved, our name and CUSIP number will remain unchanged and the Board will present another name for the shareholders to consider at a later meeting.

This proposal requires approval by sixty-six and two-thirds (66 2/3%) of the outstanding shares of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHANGE IN THE NAME OF THE COMPANY FROM  “WELLS-GARDNER ELECTRONICS CORPORATION” TO “AG&E HOLDINGS INC.”

SECURITIES BENEFICIALLY OWNED BY

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of September 26, 2014, the number and percentage of outstanding shares of the Company's common stock beneficially owned by each person known to the Company to beneficially own more than 5% of such stock. Except as otherwise indicated, the Company believes that each of the beneficial owners of the common stock listed below, based on information furnished by such owners, has sole investment and voting power with respect to such shares, subject to community property laws if and where applicable.

	Shares Beneficially Owned	% of Class
Norman H. and Sandra F. Pessin (a)	659,893	5.66%
Principal shareholders owning more than 5% as a group	659,893	5.66%

(a)

Based on information set forth on an amended Schedule 13D filed by Norman H. and Sandra F. Pessin with the Securities and Exchange Commission on March 1, 2013 and as updated by Mr. Pessin to the Company. Mr. Pessin reported that SEP IRA FBO Norman H. Pessin has sole power to vote and dispose of 585,677 shares of common stock and Sandra F. Pessin has the sole power to vote and dispose of 74,216 shares of common stock. The address for each of Norman H. Pessin and Sandra F. Pessin is listed as 366 Madison Avenue, 14th Floor, New York, New York 10017.

SECURITIES BENEFICIALLY OWNED BY

EXECUTIVE OFFICERS AND DIRECTORS MANAGEMENT

The following table sets forth, as of September 26th, 2014, the number and percentage of outstanding shares of the Company's common stock beneficially owned by the Chief Executive Officer, the Chief Financial Officer, each Director and all Executive Officers and Directors as a group.

	Shares Beneficially Owned	% of Class
Anthony S. Spier (a) (b)	576,921	4.90%
James F. Brace (a)	108,007	0.92%
Frank R. Martin (c)	75,345	0.64%
Marshall L. Burman	68,808	0.58%
Merle Banta	20,741	0.18%
Executive Officers and Directors as a group (5 persons)(d)	849,822	7.22%

(a)	The amounts shown include the following restricted share grants that have been awarded pursuant to the stock awards plan: Mr. Spier, 72,883 shares and Mr. Brace, 44,051 shares, and the Executive Officers as a group, 116,934 shares.
(b)

The amounts shown for Mr. Spier include 186,995 shares owned through The Lauren Blondis Spier Trust dated September 8, 2010, Lauren Blondis Spear, Trustee (of which Mr. Spier is a joint beneficiary with Lauren Blondis Spier, Mr. Spier’s spouse).

(c)	The amounts shown for Mr. Martin exclude 1,789 shares owned by Mr. Martin’s wife for which he disclaims beneficial ownership.
(d)	Includes Messrs. Spier, Brace, Martin, Burman and Banta.

The business address for all of the Executive Officers and Directors is 9500 West 55th Street, Suite A, McCook, Illinois 60525-3605.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company's Directors, its Executive Officers, and any person holding more than ten percent of the Company's Common Stock are required to report their ownership of Common Stock and specified changes in that ownership to the SEC and to the NYSE MKT Exchange on which the Common Stock is listed. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all of these filing requirements were satisfied by its Directors and Executive Officers and ten percent stockholders during 2013.

Regarding the hedging and pledging of Company stock by the Company’s Directors and its Executive Officers, the Company does not have a policy to prohibit hedging and pledging. However, the Company can report that none of its Directors or its Executive Officers hedged or pledged any Company stock in 2013, 2012 or 2011. The Company will consider instituting such a policy during 2015.

OTHER BUSINESS

The Company is not aware of any business to be acted upon at the Meeting other than that which is described in this Proxy Statement. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matter that may properly be brought before the Meeting. In the event that other business calling for a vote of the shareholders is properly presented at the Meeting, the holders of the proxies will vote your shares in accordance with their best judgment.

PROPOSALS OF SECURITY HOLDERS

Pursuant to the proxy solicitation regulations of the SEC, Rule 14a-8, any shareholder proposal intended to be presented at the 2015 Annual Meeting of Shareholders (the “2015 Meeting”) must be received at the Company's corporate offices by not later than December 9, 2014, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Any shareholder, who submits a proposal, must be eligible and comply with Rule 14a-8. Notice of any shareholder proposal submitted outside the processes of Rule 14a-8 shall be considered untimely if not received by the Company prior to January 9, 2015. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy any shareholder proposal, which does not meet the requirements of Rule 14a-8. The Company form of proxy for the 2015 Meeting will confer discretionary authority upon the persons named as proxies to vote on any untimely stockholder proposals.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL OR SPECIAL MEETING

The bylaws of the Company, as amended on March 10, 2014, set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. In the case of an Annual meeting, the bylaws of the Company provide an advance notice procedure for a shareholder to properly bring notice to the Secretary of the Company not less than ninety (90) days and not more than one hundred and twenty days (120) prior to the anniversary of the preceding Annual meeting of shareholders. In the case of a Special meeting, a shareholder must bring notice to the Secretary of the Company not earlier than 30 days nor later than 60 days prior to the date of the special meeting. The advance notice by shareholders must include (i) a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name, business and residence address of the shareholder submitting the proposal, (iii) the principal occupation or employment of such shareholder, (iv) the number of shares of the Company which are beneficially owned by such shareholder, and (v) any material interest of the shareholder in such business. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or proxy relating to any Annual or Special meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

If a shareholder of the Company intends, at the Company’s 2015 Annual meeting of shareholders, to nominate a person for election to the Company’s Board of Directors or to propose other business, including a request to amend our By-laws, the shareholder must deliver a notice of such nomination or proposal to the Company’s Secretary not later than the close of business on February 11, 2015 and no earlier than the close of business on January 12, 2015, and comply with the requirements of the Company’s By-laws and Rule 14a-8. Candidates for the Board have to be licensable by various gaming authorities and willing to submit all their detailed personal financial information in support thereof. Any shareholder wishing to propose a candidate for consideration should forward the candidate's name and a detailed background of the candidate's qualifications to the Secretary of the Company. If a shareholder submits a proposal outside of Rule 14a-8 for the Company’s 2015 Special meeting of shareholders and such proposal is not delivered within the time frame specified in the said rule or the Company’s By-laws, the Company’s proxy may confer such discretionary authority on persons being appointed as proxies on behalf of the Company to vote on such proposal.

McCook, Illinois

September 30, 2014

Appendix A

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

WELLS-GARDNER ELECTRONICS CORPORATION

The undersigned, being the Chief Executive Officer of Wells-Gardner Electronics Corporation, an Illinois corporation (the “Corporation”), pursuant to Section 55 of The Business Corporation Act of the State of Illinois, as amended (the “ACT”), does hereby certify as follows:

1.

Pursuant to a unanimous approval of the Board of Directors of the Corporation (the “Board”), the Board adopted resolutions (the “Amending Resolutions”) to further amend the Corporation’s Articles of Incorporation of the Corporation, as filed with the Illinois Secretary of State originally on October 25, 1925 (together with any subsequent amendments and certificates of designations, the “Articles of Incorporation”);

2.	Pursuant to a majority vote of the Corporation’s Shareholders in accordance with the ACT, the holders of the Corporation’s outstanding common stock voted in favor of the Amending Resolutions; and

3.	The Amending Resolutions were duly adopted in accordance with the ACT.

NOW, THEREFORE, to effect the Amending Resolutions:

1.	All references to “Wells-Gardner Electronics Corporation.” in the Articles of Incorporation shall be deleted and the phrase “AG&E Holdings Inc.” shall be inserted in their place.

2.	Article I of the Articles of Incorporation shall be deleted in its entirety and replaced as follows:

A-1

“I.                                 Name :  The name of the Corporation is:

                                                                                    “AG&E Holdings Inc.”

IN WITNESS WHEREOF, the undersigned Corporation has caused these Articles of Amendment to be signed by its Chief Executive Officer and President, Anthony Spier, this 24th day of October, 2014, who affirms, under penalties of perjury, that the facts stated herein are true and correct.

Dated: _____________, 2014

By:
Name:	Anthony Spier
Title:	Chief Executive Officer and President

A-2

{PROXY CARD}

Wells-Gardner Electronics Corporation

9500 West 55th Street, Suite A

McCook, Illinois 60525-3605

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony Spier and James F. Brace and each of them, as Proxies, each with power of substitution, and hereby authorizes them to vote, as designated below, all common shares of Wells-Gardner Electronics Corporation held of record by the undersigned on September 26, 2014, at the Special Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, October 24, 2014 at the corporate offices of the Company and any adjournment or postponement thereof. All Proxies present at the meeting, and if only one is present, then that one, may exercise the power granted hereunder.

1.	To amend the Company’s Articles of Incorporation to change the name of the Company to AG&E Holdings Inc.:

FOR_____                    AGAINST_____                              ABSTAIN______

2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by an authorized person.

DATED__________________________________________, 2014

_____________________________________________________
Signature

_____________________________________________________
Signature if held jointly

Please mark, sign, and date and return the proxy card promptly using the enclosed envelope.